UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): June 21, 2005 (June 15, 2005)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


          DELAWARE                                              88-0219860

(State or other jurisdiction of                                (IRS Employer
Incorporation or organization)                               Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into A Material Definitive Agreement.

     On June 15, 2005, Synagro Technologies, Inc. (the "Company") entered into an underwriting agreement with the selling stockholders named therein, and Banc of America Securities LLC, Lehman Brothers Inc. and CIBC World Markets Corp., as representatives of the several underwriters named therein (the "Underwriting Agreement"). The following summary of certain provisions of the Underwriting Agreement is qualified in its entirety by reference to the complete Underwriting Agreement filed as Exhibit 1.1 hereto and incorporated herein by reference.

     Pursuant to the Underwriting Agreement, the Company and the selling stockholders agreed to sell and the underwriters agreed to purchase for resale to the public, subject to the terms and conditions expressed therein, 33,000,000 shares of the Company's common stock, par value $0.002 per share, at a price per share of $4.30, less applicable underwriting discounts and commissions, plus an additional 4,950,000 shares issuable upon the exercise of a 30-day option granted by the selling stockholders to the underwriters to cover over-allotments, if any. The offering, including the issuance and sale of 4,150,000 shares representing a portion of the over-allotment option, closed on June 21, 2005.

     The Company and the selling stockholders have agreed to indemnify the underwriters against various liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities. In addition, the Underwriting Agreement contains customary representations, warranties and agreements of the Company and the selling stockholders and customary conditions to closing.


ITEM 9.01. Financial Statements and Exhibits

(c)  Exhibits

     1.1 Underwriting Agreement, dated as of June 15, 2005, among the Company, the Selling Stockholders listed in Schedule B thereto, and Banc of America Securities LLC, Lehman Brothers Inc. and CIBC World Markets Corp., as representatives of the several underwriters listed in Schedule A thereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: June 21, 2005

                                           SYNAGRO TECHNOLOGIES, INC.

                                           By:        /s/ J. PAUL WITHROW
                                              ----------------------------------
                                              (Senior Executive Vice President &
                                                   Chief Financial Officer)

                                  EXHIBIT INDEX


1.1 Underwriting Agreement, dated as of June 15, 2005, among the Company, the Selling Stockholders listed in Schedule B thereto, and Banc of America Securities LLC, Lehman Brothers Inc. and CIBC World Markets Corp., as representatives of the several underwriters listed in Schedule A thereto.